--------------------------------------------------------------------------------


SAFECO RESOURCE SERIES TRUST                                PROSPECTUS
SAFECO Plaza
Seattle, Washington   98185                                 APRIL 30, 1997

The Growth Portfolio (or the "Portfolio") described in this Prospectus is a series of the SAFECO Resource Series Trust ("Trust"), an open-end, management investment company consisting of six separate series. Shares of the Trust are offered to life insurance companies, which may or may not be affiliated with one another ("Participating Insurance Companies"), for allocation to certain of their separate accounts established for the purpose of funding variable life insurance policies and variable annuity contracts ("Variable Contracts") and may also be offered directly to qualified pension and retirement plans ("Qualified Plans").

This Prospectus sets forth the information a prospective investor should know before investing. PLEASE READ AND RETAIN THE PROSPECTUS FOR FUTURE REFERENCE.
A Statement of Additional Information, dated April 30, 1997 and incorporated herein by reference, has been filed with the Securities and Exchange
Commission and is available at no charge upon request by calling 1-800-624-5711 or writing SAFECO Securities, Inc., SAFECO Plaza, Seattle, WA 98185. The Statement of Additional Information and other information about the Portfolio is also available on the Securities and Exchange Commission website at http://www.sec.gov. The Statement of Additional Information contains more information about most of the topics in this Prospectus as well as information about the trustees and officers of the Trust.

The GROWTH PORTFOLIO has as its investment objective to seek growth of capital and the increased income that ordinarily follows from such growth. The Growth Portfolio ordinarily invests a preponderance of its assets in common stock selected for potential appreciation.

There are market risks in all securities transactions. There is no assurance that the Portfolio will achieve its investment objective. See "The Trust and the Growth Portfolio's Investment Policies" for more information.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No dealer, salesperson or other person has been authorized to give any information or to make any representation, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or SAFECO Securities. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy by the Trust or by SAFECO Securities in any state in which such offer or solicitation may not lawfully be made.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Introduction to the Trust and the Portfolio  . . . . . . . . . . . . .

Fund Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . .

The Trust and the Growth Portfolio's Investment Policies . . . . . . .

Portfolio Manager  . . . . . . . . . . . . . . . . . . . . . . . . . .

Information about Share Ownership and Companies that Provide Services to the Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Persons Controlling the Trust. . . . . . . . . . . . . . . . . . . . .

Sale and Redemption of Shares. . . . . . . . . . . . . . . . . . . . .

Performance Information. . . . . . . . . . . . . . . . . . . . . . . .

Portfolio Distributions and Tax Information. . . . . . . . . . . . . .


Share Price Calculation. . . . . . . . . . . . . . . . . . . . . . . .

-------------------------------------------
INTRODUCTION TO THE TRUST AND THE PORTFOLIO
-------------------------------------------


The Trust is a series investment company that currently issues shares representing six mutual funds (the "Trust Portfolios"), only one of which, the Growth Portfolio, is offered through this Prospectus. The Growth Portfolio is a diversified series of the Trust, an open-end, management investment company that continuously offers to sell and to redeem (buy back) its shares at the current net asset value per share without any sales or redemption charges or 12b-1 fees. (See "Share Price Calculation" for more information.)

Shares of the Portfolio are issued and redeemed in connection with investments in and payments under certain Variable Contracts issued through separate accounts of Participating Insurance Companies. Shares of the Trust may also be offered directly to Qualified Plans. The Participating Insurance Companies and the Qualified Plans may or may not make all of the Trust Portfolios available for investment.

Although the Trust does not foresee any disadvantage to Variable Contract owners arising out of the fact that the Trust may offer its shares to Qualified Plans and for products offered by Participating Insurance
Companies, the interests of Variable Contract owners or Qualified Plan participants might at some time be in conflict due to future differences in tax treatment or other considerations. Therefore, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may occur and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance company separate accounts or Qualified Plans might withdraw its investment in the Trust, which might force the Trust to sell portfolio securities at disadvantageous prices. In addition, the Trust's Board of Trustees may refuse to sell shares of any of the Trust Portfolios to any separate account or Qualified Plan or terminate the offering of shares of any of the Trust Portfolios if such action is required by law or regulatory authority or is in the best interests of the shareholders of any Trust Portfolio.

The Portfolio is managed by SAFECO Asset Management Company ("SAM"). SAM is headquartered in Seattle, Washington and managed over $2.5 billion in mutual fund assets as of December 31, 1996. SAM has been an advisor to mutual funds and other investment portfolios since 1973 and its predecessors have been such advisers since 1932. See "Information about Share Ownership and Companies that Provide Services to the Trust" for more information.

There is a risk that the market value of the Portfolio's securities may decrease and result in a decrease in the value of a shareholder's investment. The Growth Portfolio invests in small-sized companies, which involve greater risks than investments in larger, more established issuers, and their securities can be subject to more abrupt and erratic movements in price. See "The Trust and the Growth Portfolio's Investment Policies" for more information.

-------------
FUND EXPENSES
-------------


A.   SHAREHOLDER TRANSACTION EXPENSES FOR THE PORTFOLIO

                 Sales Load
Sales Load       Imposed on
Imposed on       Reinvested     Deferred        Redemption
Purchases        Dividends      Sales Load      Fees            Exchange Fees
---------        ---------      ----------      -----           -------------

None             None           None            None            None

B.   ANNUAL OPERATING EXPENSES
     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                               Total Annual
                                Management      Other          Operating
Portfolio       12b-1 Fees      Fee             Expenses       Expenses
---------       ----------      ---             -------------  -------------

Growth          None                 .72%           .07%            .79%

     The amounts shown are actual expenses incurred by the Growth
     Portfolio for the fiscal year ended December 31, 1996.

C.   EXAMPLE OF EXPENSES

You would pay the following expenses on a $1,000 investment assuming a 5% annual return. The example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed in "Total Annual Operating Expenses" above remain the same in the years shown.

Portfolio        1 Year         3 Years         5 Years         10 Years
---------        ------         -------         -------         --------

Growth           $  8           $  25           $  44           $  98

The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Portfolio would bear, directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE PORTFOLIO'S ACTUAL EXPENSES OR PERFORMANCE MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS REQUIRED BY SECURITIES AND EXCHANGE COMMISSION REGULATIONS APPLICABLE TO ALL MUTUAL FUNDS AND IT IS NOT A PREDICTION OF, NOR DOES IT REPRESENT, PAST OR FUTURE EXPENSES OR THE PERFORMANCE OF THE PORTFOLIO.

--------------------
FINANCIAL HIGHLIGHTS
--------------------

The amounts shown for the Portfolio in the Financial Highlights table that follows are based upon a single share outstanding throughout the period indicated. The following selected data has been derived from financial statements that have been audited by Ernst & Young LLP. The data should be read in conjunction with the financial statements, related notes and other financial information included in the Trust's annual report to shareholders and incorporated by reference in the Trust's Statement of Additional Information. A copy of the Trust's Statement of Additional Information may be obtained by calling the number on the front page of this Prospectus.

FINANCIAL HIGHLIGHTS
(For a Share Outstanding Throughout the Period)

SAFECO RESOURCE SERIES TRUST -GROWTH PORTFOLIO

The supplemental financial information and performance data has been derived from the Financial Statements and should be read in conjunction therewith.


                                                                   Year Ended December 31             January 7, 1993
                                                                                                  (Initial Public Offering)
                                                             1996           1995           1994     To December 31, 1993
                                                         ---------------------------------------------------------------
NET ASSET VALUE AT BEGINNING OF PERIOD                     $15.88         $12.98         $12.16              $10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                     (.03)           .06             --                 .01
   Net realized and unrealized gain (loss) on
     investments                                             5.12           5.26           1.45                3.60
                                                         --------       --------        -------            --------

      Total from investment operations                       5.09           5.32           1.45                3.61
                                                         --------       --------        -------            --------

LESS DISTRIBUTIONS:
   Dividends from net investment income                        --           (.06)            --                (.01)
   Distributions from capital gains                         (1.71)         (2.36)          (.63)              (1.44)
                                                         --------       --------        -------            --------

       Total distributions                                  (1.71)         (2.42)          (.63)              (1.45)
                                                         --------       --------        -------            --------

NET ASSET VALUE AT END OF PERIOD                           $19.26         $15.88         $12.98              $12.16
                                                         --------       --------        -------            --------
                                                         --------       --------        -------            --------

Total Return                                               32.06%            41%         11.92%             34.73%+

Net assets at end of period (000's omitted)              $109,491        $44,458        $16,156              $4,850
Ratio of expenses to average net assets                      .79%           .79%           .71%              .72%++
Ratio of expenses to average net assets
  before expense reimbursements                               N/A           .84%           .96%                  --
Ratio of net investment income
  to average net assets                                     (.28%)          .55%          (.05%)             .08%++
Portfolio turnover ratio                                   75.58%        111.70%         41.24%           108.67%++
Average Commission Rate Paid                                $.053             --             --                  --



 +  Not annualized
 ++ Annualized

--------------------------------------------------------
THE TRUST AND THE GROWTH PORTFOLIO'S INVESTMENT POLICIES
--------------------------------------------------------

The Trust is a Delaware business trust established by a Trust Instrument dated May 13, 1993. The Trust currently consists of six series: each of which, including the Growth Portfolio, is a diversified series of the Trust.

The investment objective and investment policies for the Portfolio are described below. The Trust's Board of Trustees may change the Portfolio's objective without shareholder vote, but no such change will be made without 30 days' prior written notice to shareholders of the Portfolio. In the event the Portfolio changes its investment objective, the new objective may not meet the investment needs of every shareholder and may be different from the objective a shareholder considered appropriate at the time of initial investment.

Unless otherwise stated, all investment policies and limitations described below under "Investment Objective and Policies" and "Additional Investment Practices" are non-fundamental and may be changed without shareholder vote. If the Portfolio follows a percentage limitation at the time of investment, a later increase or decrease in values, assets or other circumstances will not be considered in determining whether the Portfolio complies with the applicable policy (except to the extent the change may impact the Portfolio's borrowing limits.)

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Growth Portfolio is to seek growth of capital and the increased income that ordinarily follows from such growth.

To pursue its objective, the Growth Portfolio:

1. WILL INVEST A PREPONDERANCE OF ITS ASSETS IN COMMON STOCKS SELECTED PRIMARILY FOR POTENTIAL APPRECIATION. To determine those common stocks which have the potential for long-term growth, SAM will evaluate the issuer's financial strength, quality of management and earnings power.

2. MAY INVEST UP TO 5% OF ITS TOTAL ASSETS IN CLOSED-END INVESTMENT COMPANIES AND INVESTMENT TRUSTS.

3. MAY INVEST IN SECURITIES CONVERTIBLE INTO COMMON STOCK (INCLUDING CORPORATE BONDS AND PREFERRED STOCK THAT CONVERT TO COMMON STOCK, WHETHER AUTOMATICALLY AFTER A SPECIFIED PERIOD OF TIME OR AT THE OPTION OF THE ISSUER).

4. MAY INVEST IN DEBT SECURITIES WHOSE PERFORMANCE AND PRINCIPAL AMOUNT AT MATURITY IS LINKED TO A SPECIFIC EQUITY SECURITY OR SECURITIES INDEX.

The principal risk factor associated with an investment in the Growth Portfolio is that the market value of the portfolio securities may decrease. In pursuing its investment objective, the Growth Portfolio may invest a significant portion of its assets in securities issued by smaller companies. Companies with small market capitalizations involve more risks than investments in larger companies. Such companies may include newly formed companies which have limited product lines, markets or financial resources and may lack management depth. Therefore, investments in small or newly formed companies involve greater risks than investments in larger, more established issuers. Such securities may have limited marketability and can be subject to more abrupt and erratic movements in price than securities of larger more established companies. Such volatility in price may in turn cause the Growth Portfolio's share prices to be volatile.

ADDITONAL INVESTMENT PRACTICES

The Portfolio, may also follow the investment practices described below:

1. MAY HOLD CASH OR INVEST TEMPORARILY IN HIGH-QUALITY COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, SHARES OF NO-LOAD, OPEN-END MONEY MARKET FUNDS OR REPURCHASE AGREEMENTS. The Portfolio may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from dividend distributions or the sale of portfolio securities. With respect to repurchase agreements, the Portfolio will invest no more than 5% of its total assets in qualified repurchase agreements and will not purchase repurchase agreements that mature in more than seven days.

2. MAY INVEST FOR SHORT-TERM PURPOSES WHEN SAM BELIEVES SUCH ACTION TO BE DESIRABLE AND CONSISTENT WITH SOUND INVESTMENT PROCEDURES. The Portfolio, however, will not engage primarily in trading for the purpose of short-term profits. The Portfolio may dispose of securities whenever it is deemed advisable without regard to the length of time the securities have been held.

3. MAY EACH INVEST UP TO 5% OF NET ASSETS IN WARRANTS. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrant.

4. MAY INVEST UP TO 10% OF TOTAL ASSETS IN RESTRICTED SECURITIES ELIGIBLE FOR RESALE UNDER RULE 144A ("RULE 144A SECURITIES"), PROVIDED THAT SAM HAS DETERMINED THAT SUCH SECURITIES ARE LIQUID UNDER GUIDELINES ADOPTED BY THE BOARD OF TRUSTEES. Restricted securities may be sold only in offerings registered under the Securities Act of 1933, as amended ("1933 Act"), or in transactions exempt from the registration requirements under the 1933 Act. Rule 144A under the 1933 Act provides an exemption for the resale of certain restricted securities to qualified institutional buyers. Investing in restricted securities may increase the Portfolio's illiquidity to the extent that qualified institutional buyers or other buyers become unwilling, for a time, to purchase the securities. As a result, the Portfolio may not be able to sell these securities when its investment adviser deems it advisable to sell, or may have to sell them at less than fair value. In addition, market quotations are sometimes less readily available for restricted securities. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

5. MAY INVEST IN AMERICAN DEPOSITARY RECEIPTS ("ADRS"), WHICH REPRESENT SECURITIES ISSUED BY A FOREIGN ISSUER. ADRs are registered receipts evidencing ownership of an underlying foreign security. They are typically issued in the United States by a bank or trust company.
     ADRs involve risks in addition to risks normally associated with securities issued by domestic issuers, including the possibility of adverse political or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and there may be less public or less current information about their operations. In addition to the risks of foreign investment applicable to the underlying securities, ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S.
     bank or trust company, or that such information in the U.S. market may not be current. ADRs which are structured without sponsorship of the issuer of the underlying foreign security may also be subject to the risk that the foreign issuer may not provide financial and other material information to the U.S. bank or trust company issuer.

FUNDAMENTAL POLICIES

The Portfolio is subject to the following fundamental policies which cannot be changed without shareholder vote:

1. MAY NOT INVEST MORE THAN 5% OF ITS TOTAL ASSETS IN THE SECURITIES OF ANY ONE ISSUER (OTHER THAN SECURITIES ISSUED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES), EXCEPT THAT UP TO 25% OF THE VALUE OF THE PORTFOLIO'S ASSETS (NOT INCLUDING SECURITIES ISSUED BY ANOTHER INVESTMENT COMPANY) MAY BE INVESTED WITHOUT REGARD TO THIS LIMIT.

2. MAY NOT, WITH RESPECT TO 100% OF THE VALUE OF ITS TOTAL ASSETS, PURCHASE MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF ANY ONE ISSUER (OTHER THAN U.S. GOVERNMENT SECURITIES);

3. MAY NOT PURCHASE SECURITIES OF ANY ISSUER (OTHER THAN OBLIGATIONS OF, OR GUARANTEED BY, THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES) IF SUCH PURCHASE WOULD CAUSE MORE THAN TEN PERCENT (10%) OF ANY CLASS OF SECURITIES OF SUCH ISSUER TO BE HELD BY THE PORTFOLIO.

4. MAY NOT INVEST MORE THAN 25% OF THE TOTAL ASSETS IN ANY ONE INDUSTRY. SECURITIES OF FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS ARE CONSIDERED TO BE ONE INDUSTRY. The Portfolio will not concentrate its assets in particular industries. The 25% limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to certificates of deposit or bankers' acceptances issued by domestic banks; and

5. MAY BORROW MONEY ONLY FOR TEMPORARY OR EMERGENCY PURPOSES FROM A BANK OR AFFILIATE OF SAFECO CORPORATION AT AN INTEREST RATE NOT GREATER THAN THAT AVAILABLE FROM COMMERCIAL BANKS. The Portfolio will not borrow amounts in excess of 5% of its total assets. The Portfolio intends to exercise its borrowing authority primarily to meet shareholder redemptions under circumstances where redemptions exceed available cash.

-----------------
PORTFOLIO MANAGER
-----------------

The manager for the Growth Portfolio is Thomas M. Maguire, Vice President, SAM. Mr. Maguire has served as portfolio manager for the Portfolio since it commenced operations in 1993. He has served as portfolio manager for the SAFECO Growth Fund since 1989.

For more information, see the "Investment Policies" and "Additional Investment Information" sections of the Trust's Statment of Additional Information.

The portfolio manager and certain other persons related to SAM and the Portfolio are subject to written policies and procedures designed to prevent abusive personal securities trading. Incorporated within these policies and procedures are recommendations made by the Investment Company Institute (the trade group for the mutual fund industry) with respect to personal securities trading by persons associated with mutual funds. Those recommendations include preclearance procedures and blackout periods when certain personnel may not trade in securities that are the same or related securities being considered for purchase or sale by the Portfolio.



---------------------------------------------------------------------
INFORMATION ABOUT SHARE OWNERSHIP AND COMPANIES THAT PROVIDE SERVICES
TO THE TRUST
---------------------------------------------------------------------


Shares of the Portfolio represent equal proportionate interests in the assets of the Portfolio only and have identical voting, dividend, redemption, liquidation and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares.

Shares of the Trust may be owned by the separate accounts of Participating Insurance Companies and by Qualified Plans (see

"Introduction to the Trust and the Portfolio"). Pursuant to the Investment Company Act of 1940 (the "1940 Act"), Participating Insurance Companies will solicit voting instructions from Variable Contract owners with respect to any matters that are presented to a vote of shareholders. See the separate account prospectus for the Variable Contract for more information regarding the pass-through of these voting rights. With respect to Qualified Plans, the Trustees of such plans will vote the shares held by the Qualified Plans, except that in certain cases such shares may be voted by a named fiduciary or an investment manager pursuant to the Employee Retirement Security Act of 1974. There is no pass-through voting to the participants in the Qualified Plans.

On any matter submitted to a vote of shareholders, all shares of the Trust Portfolios then issued and outstanding and entitled to vote shall be voted in the aggregate and not by portfolio except for matters concerning only a portfolio. Certain matters approved by a vote of all shareholders of the Trust may not be binding on a portfolio whose shareholders have not approved such matter. The holders of each share of a Trust Portfolio shall be entitled to one vote for each full share and a fractional vote for each fractional share. Shares of one Trust Portfolio may not bear the same economic relationship to the Trust as another Trust Portfolio.

The Trust does not intend to hold annual meetings of shareholders of the Trust Portfolios. The Trustees will call a special meeting of shareholders of a Trust Portfolio only if required by the 1940 Act, in their written discretion, or upon the written notice of holders of 10% or more of the outstanding shares of the Trust Portfolio entitled to vote.

Under Delaware law, the shareholders of the Trust Portfolios will not be personally liable for the obligations of any Trust Portfolio; a shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Trust Portfolio contain a statement that such obligation may only be enforced against the assets of the Trust or the Trust Portfolio and generally provides for indemnification out of Trust or the Trust Portfolio's property of any shareholder nevertheless held personally liable for Trust or a Trust Portfolio's obligations, respectively.

SAM is the investment adviser for the Portfolio under an agreement with the Trust. Under the agreement, SAM is responsible for the overall management of the Trust's and the Portfolio's business affairs. SAM provides investment research, advice, management and supervision to the Trust and the Portfolio. Consistent with the Portfolio's investment objectives and policies, SAM determines what securities will be purchased, retained or sold by each Portfolio, and implements those decisions. The Portfolio's turnover rate is set forth in the "Financial Highlights" section. The Portfolio's turnover rate will vary from year to year. A high portfolio turnover rate involves correspondingly higher transaction costs in the form of broker commissions, dealer spreads and other costs that the Portfolio will bear directly. The Portfolio pays SAM an annual management fee of .74% of the Portfolio's net assets ascertained each business day and paid monthly.

The distributor of the Portfolio's shares under an agreement with the Trust is SAFECO Securities, Inc. ("SAFECO Securities"), a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. SAFECO Securities is not compensated by the Trust or the Portfolio for these services.

The transfer, dividend and distribution disbursement and shareholder servicing agent for the Portfolio under an agreement with the Trust is SAFECO Services Corporation ("SAFECO Services"). SAFECO Services is not compensated by the Trust or the Portfolio for these services.


-----------------------------
PERSONS CONTROLLING THE TRUST
-----------------------------

As of the date of this prospectus, SAFECO Life Insurance Company ("SAFECO Life") controlled the Growth, Portfolio. SAFECO Life is a stock life insurance company incorporated under the laws of Washington, with headquarters at 15411 N.E. 51st Street, Redmond, Washington. SAFECO Life is a wholly-owned subsidiary of SAFECO Corporation, and is an affiliated company of SAM, SAFECO Securities and SAFECO Services, the investment adviser, principal underwriter and transfer agent, respectively, of the Trust. SAFECO Life advanced all costs for the organization of the Trust. SAFECO Corporation, SAM, SAFECO Securities and SAFECO Services have their principal place of business at SAFECO Plaza, Seattle, Washington 98185.

-----------------------------
SALE AND REDEMPTION OF SHARES
-----------------------------

The Portfolio is a series of SAFECO Resource Series Trust, a Delaware business trust, which issues an unlimited number of shares of beneficial interest. The Board of Trustees may establish additional series of shares of the Trust without the approval of shareholders.

Shares are sold to the separate accounts of Participating Insurance Companies and may also be sold to Qualified Plans. Shares of the Portfolio are purchased and redeemed at net asset value. Redemptions will be effected by the separate accounts to meet obligations under the Variable Contracts and by the Qualified Plans. Variable Contract owners and Qualified Plan participants do not deal directly with the Trust with respect to acquisition or redemption of shares. The Board of Trustees of the Trust may refuse to sell shares of the Portfolio to any person, or may suspend or terminate the offering of shares of the Portfolio if such action is required by law or by any regulatory authority having jurisdiction or is, in the sole discretion of the Trustees acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of the Portfolio.


-----------------------
PERFORMANCE INFORMATION
-----------------------

The Portfolio's yield, effective yield, total return and average annual total return may be quoted in advertisements. Performance figures are indicative only of past performance and are not intended to represent future investment results. The yield and share price of the Growth Portfolio will fluctuate and your shares, when redeemed, may be worth more or less than you originally paid for them.

Yield is the annualization on a 360-day basis of the Portfolio's net income per share over a 30-day period divided by the Portfolio's net asset value per share on the last day of the period. Total return is the total percentage change in an investment in the Portfolio, assuming the reinvestment of dividends and capital gains distributions over a stated period of time. Average annual total return is the annual percentage change in an investment in the Portfolio, assuming the reinvestment of dividends and capital gains distributions, over a stated period of time.

RANKINGS

From time to time, the Portfolio may advertise its rankings. Rankings are calculated by independent companies that monitor mutual fund performance (e.g. CDA Technologies, Lipper Analytical Services, Inc. and Morningstar, Inc.) and are reported periodically in national financial publications such as BARRON'S, BUSINESS WEEK, FORBES, INVESTOR'S BUSINESS DAILY, MONEY MAGAZINE and THE WALL STREET JOURNAL. In addition, non-standardized performance figures may accompany the standardized figures described above. Non-standardized figures may be calculated in a variety of ways, including but not necessarily limited to, different time periods and different initial investment amounts. The Portfolio may also compare its performance to the performance of the Standard & Poor's 500 Index or other relevant indices. Performance information and quoted rankings are indicative only of past performance and are not intended to represent future investment results.

OTHER CHARGES

The Portfolio does not impose a sales charge. However, other charges payable by all shareholders include investment advisory fees. These charges affect the Portfolio's calculation of yield, effective yield, total return and average annual total return.


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PORTFOLIO DISTRIBUTIONS AND TAX INFORMATION
-------------------------------------------


The Portfolio intends to continue to elect and to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its net investment income and net capital gains to its shareholders (the separate accounts of Participating Insurance Companies and Qualified Plans) and meeting other requirements of the Internal Revenue Code relating to the sources of its income and diversification of its assets.

The Portfolio is treated as a separate entity for federal income tax purposes and, therefore, the investments and results of the Trust Portfolios are not aggregated for purposes of determining net ordinary income (loss) or net realized capital gains (losses).

All dividends are distributed to shareholders (separate accounts of Participating Insurance Companies and Qualified Plans) and will be automatically reinvested in Trust shares. Dividends and distributions made by the Portfolio to the separate accounts are taxable, if at all, to the Participating Insurance Companies; they are not taxable to Variable Contract owners. Dividends and distributions made by the Portfolio to Qualified Plans are not taxable to the Qualified Plans or to the participants thereunder.

In addition to the diversification requirements in Subchapter M, the Portfolio is required to satisfy diversification requirements of Section 817(h) of the Internal Revenue Code and the Investment Company Act. Failure to comply with the requirements of Section 817(h) could result in taxation of the insurance company and immediate taxation of the owners of variable annuity and variable life insurance contracts to the full extent of appreciation under the contracts.

Variable Contract owners should refer to the prospectuses relating to their contracts regarding the federal income tax treatment of ownership of such contracts. ALSO SEE Distributions and Tax Information in the Statement of Additional Information.


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

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SHARE PRICE CALCULATION
-----------------------


The net asset value per share of the Portfolio is determined by subtracting the liabilities of the Portfolio from its assets, valued at market, and dividing the result by the number of outstanding shares. Shares of the Portfolio are sold and redeemed at the net asset value next determined after receipt by the transfer agent of the sales order or request for redemption in good order. There is no sales charge. Net asset value per share is computed as of the close of regular trading of the New York Stock Exchange (currently 1:00 P.M. Pacific Time) each day that the Exchange is open for trading.

For the purpose of computing the net asset value per share for the Growth Portfolio, securities are valued on the basis of valuations provided by a pricing service approved by the Trust's Board of Trustees. In general, portfolio securities are valued at the last reported sale price on the national exchange on which the securities are primarily traded, unless there are no transactions in which case they shall be valued at the last reported bid price. Securities traded over-the-counter are valued at the last sale price, unless there is no reported sale price in which case the last reported bid price will be used. Portfolio securities that are traded on a stock exchange and over-the-counter are valued according to the broadest and most representative market. For bonds and other fixed income securities, this usually is the over-the-counter market. Long-term corporate bonds and securities not traded on a national exchange shall be valued based on consideration of information with respect to transactions in similar securities, quotations from dealers and various relationships between securities. Other assets for which a representative value cannot be established are valued at their fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.